Exhibit 5.4
Direct line: +44 1534 504239
Direct email:  raulin.amy@ogier.com
Reference: RAA/LMS/159857.00020
17 March 2015

Ocean Rig UDW Inc.
10 Skopa Street
Tribune House
2nd Floor, Office 202 CY 1075
Nicosia, Cyprus

Dear Ladies and Gentlemen,
Ocean Rig Offshore Management Limited (the Company)
1	Request for opinion
1.1	We have been requested to provide you (Ocean Rig) with a legal opinion on matters of Jersey law in connection with the Documents (as defined below).
1.2	All capitalised terms used in this opinion have the respective meanings set forth in the Documents, except to the extent that a contrary indication or definition appears in this opinion or in any Schedule. References herein to a Schedule are references to a schedule to this opinion.
2	Documents examined
2.1	For the purposes of giving this opinion, we have examined copies of the draft documents listed in Part A of Schedule 1 (the Documents). In addition, we have examined the corporate and other documents listed in Part B of Schedule 1 and conducted the searches referred to in Part C of Schedule 1.
2.2	We have not made any searches or enquiries concerning, and have not examined any documents entered into by or affecting the Company or any other person, save for the searches, enquiries and examinations expressly referred to in Schedule 1.
3	Assumptions
In giving this opinion we have relied upon the assumptions set out in Schedule 2 without having carried out any independent investigation or verification in respect of such assumptions.
Ogier 44 Esplanade St Helier Jersey JE4 9WG T +44 1534 504000 F +44 1534 504444 www.ogier.com	Partners Raulin Amy Christopher Byrne Katrina Edge Sally Edwards Sarah Fitz Jonathan Hughes Nicholas Kershaw Niamh Lalor Michael Lombardi	Edward Mackereth Bruce MacNeil Steven Meiklejohn Julie Melia Tim Morgan Nathan Powell Daniel Richards Nigel Sanders Matthew Swan	Nicholas Williams Marc Yates

Ocean Rig Offshore Management Limited

4	Opinions
On the basis of the examinations and assumptions referred to above and subject to the qualifications set forth in Schedule 3 and the limitations set forth below, we are of the opinion that:
Corporate existence, capacity and authority
(a)	the Company has been duly incorporated, is in good standing and is validly existing under the laws of Jersey;
(b)	the Company has the capacity and power and has taken all necessary corporate or other action to enter into and file the Registration Statement with the US Securities and Exchange Commission; and
(c)	the Company has authority to execute, deliver and perform its obligations under the Guarantees.
5	Consent
We consent to the filing of this opinion as an exhibit to the Registration Statement and the reference to us under the caption Legal Matters in the Prospectus constituting a part of such Registration Statement.  In giving such consent, we do not hereby admit that we are included in the category of persons whose consent is required under the Securities Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
6	Limitations
We offer no opinion:
(a)	in relation to the laws of any jurisdiction other than Jersey (and we have not made any investigation into such laws);
(b)	as to the enforceability of any documents entered into or to be entered into by the Company; or
(c)	as to the title or interest of the Company to or in, or the existence of, any property or assets the subject of any documents entered into or to be entered into by the Company.

Ocean Rig Offshore Management Limited

7	Governing law and reliance
7.1	This opinion shall be governed by and construed in accordance with the laws of Jersey and is limited to the matters expressly stated herein. This opinion is confined to and given on the basis of the laws and practice in Jersey at the date hereof. All references in this opinion to specific Jersey legislation shall be to such legislation as amended to the date hereof.
7.2	Seward & Kissel LLP may rely on this opinion as if it were addressed and had been delivered by us to it on the date hereof.
Yours faithfully

/s/ Ogier
Ogier

Ocean Rig Offshore Management Limited

SCHEDULE 1
Documents examined
Part A
The Documents
1	A draft registration statement on Form F-3 in connection with the registration of an indeterminate amount of Ocean Rig securities and guarantees (each, a Guarantee) of Ocean Rig's debt securities by certain of its subsidiaries, including the Company (the Registration Statement);
2	An agreed form New York law governed senior indenture, relating to senior debt securities to be offered by Ocean Rig, included as an exhibit to the Registration Statement (Senior Indenture); and
3	An agreed form New York law governed subordinated indenture, relating to subordinated debt securities to be offered by Ocean Rig (Subordinated Indenture).
Part B
Corporate and other documents
A certificate signed by the secretary of the Company dated 17 March 2015 (the Secretary's Certificate) relating to certain questions of fact, having attached to it true and complete copies of the following documents referred to therein:
(a)	the certificate of incorporation of the Company;
(b)	the memorandum and articles of association of the Company (including any special resolutions amending the memorandum and articles of association of the Company);
(c)	the written resolutions signed by all of the directors of the Company dated 13 March 2015 (the Board Resolutions); and
(d)	an authorisation in writing dated 13 March 2015 duly signed by all the shareholders of the Company.

Ocean Rig Offshore Management Limited

Part C
Searches
1	The public records of the Company on file and available for inspection at the Companies Registry of the Jersey Financial Services Commission on the date hereof (the Public Records).
2	The results of our written enquiry in respect of the Company made to the Désastre Section of the Viscount's Department on the date hereof (the Désastre Search).

Ocean Rig Offshore Management Limited

SCHEDULE 2
Assumptions
1	Signatures, seals, dates, stamps and markings (whether on original or copy documents) are genuine.
2	All original documents examined by us are authentic and complete.
3	All copy documents and counterparts of documents provided to us (whether in facsimile, electronic or other form) conform to the originals of such documents and those originals are authentic and complete.
4	None of the opinions expressed in this opinion will be adversely affected by the laws or public policies of any jurisdiction other than Jersey.
5	The written confirmation provided by the Désastre Section of the Viscount's Department in response to the Désastre Search is accurate and complete as at the date hereof.
6	The information and documents disclosed by our searches of the Public Records is accurate as at the date hereof and there is no information or document which has been delivered for registration, or which is required by the law of Jersey to be delivered for registration, which was not included in the Public Records.
7	The Secretary's Certificate and the documents referred to therein or attached thereto, and any factual statements made therein, are accurate and complete as at the date hereof.
8	The powers and authority of the Directors as set out in the memorandum and articles of association of the Company have not been varied or restricted by resolution or direction of the shareholders of the Company.
9	The Guarantees will be drafted in conformity with Jersey law or given only to the extent permitted by Jersey law in accordance with the Board Resolutions and will not be contrary to public policy or illegal.
10	That either the advisers of Ocean Rig or the Company or its advisers will make all filings and complete all registrations required to ensure the validity in the United States or elsewhere of the Registration Statement.

Ocean Rig Offshore Management Limited

SCHEDULE 3
Qualifications
1	Information available in public registries in Jersey is limited and, in particular, the only publicly available records of security over the shares or assets of Jersey companies include the Jersey registers for:
(a)	certain security over intangible movable property governed by the Security Interests (Jersey) Law 2012 (but not security governed by the Security Interests (Jersey) Law 1983);
(b)	security over immovable property situated in Jersey; and
(c)	security over ships in respect of which title has been entered on the Registry of British Ships maintained in Jersey.
2	The search of the Public Records referred to in this opinion is not conclusively capable of revealing whether or not an order has been made or a resolution passed for the winding up or dissolution of the Company or for the appointment of a liquidator in respect of the Company, as notice of these matters might not be filed with the Jersey Financial Services Commission immediately and, when filed, might not be entered on the public record of the Company immediately.
3	The written confirmation provided by the Désastre Section of the Viscount's Department in response to the Désastre Search relates only to the property of the Company being declared to be "en désastre". There is no formal procedure for determining whether the Company has otherwise become "bankrupt", as defined in the Interpretation (Jersey) Law 1954.

Direct line: +44 1534 504239
Direct email:  raulin.amy@ogier.com
Reference: RAA/LMS/159857.00020
17 March 2015

Ocean Rig UDW Inc.
10 Skopa Street
Tribune House
2nd Floor, Office 202 CY 1075
Nicosia, Cyprus

Dear Ladies and Gentlemen,
OR Crewing Limited (the Company)
8	Request for opinion
8.1	We have been requested to provide you (Ocean Rig) with a legal opinion on matters of Jersey law in connection with the Documents (as defined below).
8.2	All capitalised terms used in this opinion have the respective meanings set forth in the Documents, except to the extent that a contrary indication or definition appears in this opinion or in any Schedule. References herein to a Schedule are references to a schedule to this opinion.
9	Documents examined
9.1	For the purposes of giving this opinion, we have examined copies of the draft documents listed in Part A of Schedule 1 (the Documents). In addition, we have examined the corporate and other documents listed in Part B of Schedule 1 and conducted the searches referred to in Part C of Schedule 1.
9.2	We have not made any searches or enquiries concerning, and have not examined any documents entered into by or affecting the Company or any other person, save for the searches, enquiries and examinations expressly referred to in Schedule 1.
2

OR Crewing Limited

10	Assumptions
In giving this opinion we have relied upon the assumptions set out in Schedule 2 without having carried out any independent investigation or verification in respect of such assumptions.
11	Opinions
On the basis of the examinations and assumptions referred to above and subject to the qualifications set forth in Schedule 3 and the limitations set forth below, we are of the opinion that:
Corporate existence, capacity and authority
(a)	the Company has been duly incorporated, is in good standing and is validly existing under the laws of Jersey;
(b)	the Company has the capacity and power and has taken all necessary corporate or other action to enter into and file the Registration Statement with the US Securities and Exchange Commission; and
(c)	the Company has authority to execute, deliver and perform its obligations under the Guarantees.
12	Consent
We consent to the filing of this opinion as an exhibit to the Registration Statement and the reference to us under the caption Legal Matters in the Prospectus constituting a part of such Registration Statement.  In giving such consent, we do not hereby admit that we are included in the category of persons whose consent is required under the Securities Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
13	Limitations
We offer no opinion:
(a)	in relation to the laws of any jurisdiction other than Jersey (and we have not made any investigation into such laws);
(b)	as to the enforceability of any documents entered into or to be entered into by the Company; or
(c)	as to the title or interest of the Company to or in, or the existence of, any property or assets the subject of any documents entered into or to be entered into by the Company.
3

OR Crewing Limited

14	Governing law and reliance
14.1	This opinion shall be governed by and construed in accordance with the laws of Jersey and is limited to the matters expressly stated herein. This opinion is confined to and given on the basis of the laws and practice in Jersey at the date hereof. All references in this opinion to specific Jersey legislation shall be to such legislation as amended to the date hereof.
14.2	Seward & Kissel LLP may rely on this opinion as if it were addressed and had been delivered by us to it on the date hereof.
Yours faithfully

/s/ Ogier
Ogier
4

OR Crewing Limited

SCHEDULE 1
Documents examined
Part A
The Documents
1	A draft registration statement on Form F-3 in connection with the registration of an indeterminate amount of Ocean Rig securities and guarantees (each, a Guarantee) of Ocean Rig's debt securities by certain of its subsidiaries, including the Company (the Registration Statement);
2	An agreed form New York law governed senior indenture, relating to senior debt securities to be offered by Ocean Rig, included as an exhibit to the Registration Statement (Senior Indenture); and
3	An agreed form New York law governed subordinated indenture, relating to subordinated debt securities to be offered by Ocean Rig (Subordinated Indenture).
Part B
Corporate and other documents
A certificate signed by the secretary of the Company dated 17 March 2015 (the Secretary's Certificate) relating to certain questions of fact, having attached to it true and complete copies of the following documents referred to therein:
(a)	the certificate of incorporation of the Company;
(b)	the memorandum and articles of association of the Company (including any special resolutions amending the memorandum and articles of association of the Company);
(c)	the written resolutions signed by all of the directors of the Company dated 13 March 2015 (the Board Resolutions); and
(d)	an authorisation in writing dated 13 March 2015 duly signed by all the shareholders of the Company.
Part C
Searches
4	The public records of the Company on file and available for inspection at the Companies Registry of the Jersey Financial Services Commission on the date hereof (the Public Records).
5	The results of our written enquiry in respect of the Company made to the Désastre Section of the Viscount's Department on the date hereof (the Désastre Search).
5

OR Crewing Limited

SCHEDULE 2
Assumptions
1	Signatures, seals, dates, stamps and markings (whether on original or copy documents) are genuine.
2	All original documents examined by us are authentic and complete.
3	All copy documents and counterparts of documents provided to us (whether in facsimile, electronic or other form) conform to the originals of such documents and those originals are authentic and complete.
4	None of the opinions expressed in this opinion will be adversely affected by the laws or public policies of any jurisdiction other than Jersey.
5	The written confirmation provided by the Désastre Section of the Viscount's Department in response to the Désastre Search is accurate and complete as at the date hereof.
6	The information and documents disclosed by our searches of the Public Records is accurate as at the date hereof and there is no information or document which has been delivered for registration, or which is required by the law of Jersey to be delivered for registration, which was not included in the Public Records.
7	The Secretary's Certificate and the documents referred to therein or attached thereto, and any factual statements made therein, are accurate and complete as at the date hereof.
8	The powers and authority of the Directors as set out in the memorandum and articles of association of the Company have not been varied or restricted by resolution or direction of the shareholders of the Company.
9	The Guarantees will be drafted in conformity with Jersey law or given only to the extent permitted by Jersey law in accordance with the Board Resolutions and will not be contrary to public policy or illegal.
10	That either the advisers of Ocean Rig or the Company or its advisers will make all filings and complete all registrations required to ensure the validity in the United States or elsewhere of the Registration Statement.

6

OR Crewing Limited

SCHEDULE 3
Qualifications
1	Information available in public registries in Jersey is limited and, in particular, the only publicly available records of security over the shares or assets of Jersey companies include the Jersey registers for:
(a)	certain security over intangible movable property governed by the Security Interests (Jersey) Law 2012 (but not security governed by the Security Interests (Jersey) Law 1983);
(b)	security over immovable property situated in Jersey; and
(c)	security over ships in respect of which title has been entered on the Registry of British Ships maintained in Jersey.
2	The search of the Public Records referred to in this opinion is not conclusively capable of revealing whether or not an order has been made or a resolution passed for the winding up or dissolution of the Company or for the appointment of a liquidator in respect of the Company, as notice of these matters might not be filed with the Jersey Financial Services Commission immediately and, when filed, might not be entered on the public record of the Company immediately.
3	The written confirmation provided by the Désastre Section of the Viscount's Department in response to the Désastre Search relates only to the property of the Company being declared to be "en désastre". There is no formal procedure for determining whether the Company has otherwise become "bankrupt", as defined in the Interpretation (Jersey) Law 1954.

7